Exhibit 99.1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
PowerHouse Technologies Group, Inc.
San Ramon, CA

We have audited the accompanying balance sheets of First Person Software, Inc. (A Development Stage Company) ("the Company") as of March 31, 2004 and 2003 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended March 31, 2004 and 2003, and the period from March 5, 2002 (inception) to March 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement preparation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Person Software, Inc. as of March 31, 2004 and 2003 and the results of its operations and its cash flow for the years ended March 31, 2004 and 2003, and the period from March 5, 2002 (inception) to March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

HEIN & ASSOCIATES LLP


Orange, California

September 29, 2004

                           First Person Software, Inc.
                          (A Development Stage Company)
                  Balance Sheets as of March 31, 2004 and 2003

                                                                                Mar. 31, 2004    Mar. 31, 2003
                                                                                -------------    -------------
                                   ASSETS
                                   ------
Current Assets
Cash                                                                                 $ 33,498         $ 65,454
Note receivable from PowerHouse Technologies Group, Inc., a related party                   0          183,994
Other current assets                                                                        0            8,500
Interest receivable from PowerHouse Technologies Group, Inc., a related party           7,113                0
                                                                                     --------         --------
Total current assets                                                                   40,611          257,948

Other Assets:

Equity securities in PowerHouse Technologies Group, Inc., a related party             140,000          100,000
Software development - net                                                             45,700                0
                                                                                     --------         --------
Total other assets                                                                    185,700          100,000

Total Assets                                                                         $226,311         $357,948
                                                                                     ========         ========

                LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)
                ---------------------------------------------

Current Liabilities:

Accounts payable                                                                     $ 28,407         $    460
Accrued expenses                                                                        4,600                0
Deferred royalty revenue from PowerHouse Technologies Group, Inc., a related
party                                                                                 118,416                0
                                                                                     --------         --------
Total current liabilities                                                             151,423              460

Total Liabilities                                                                     151,423              460
                                                                                     --------         --------

Commitments and contingencies  (Note 7)

Stockholders' Equity (Deficit):

Preferred stock, no par value; 100,000 shares authorized;
54,000 shares issued and outstanding at March 31, 2004 and 2003; liquidation
preference of $54,000                                                                  54,000           54,000
Common stock, no par value; 10,000,000 shares authorized;
1,812,265 shares issued and outstanding at March 31, 2004 and 2003                    525,675          524,998
Other comprehensive income                                                             40,000                0
Deficit accumulated during development stage                                         (544,787)        (221,510)
                                                                                     --------         --------
Total stockholders' equity                                                             74,888          357,488
                                                                                     --------         --------

Total Liabilities and Stockholders' Equity                                           $226,311         $357,948
                                                                                     ========         ========


See accompanying notes to financial statements.

 First Person Software, Inc.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

                                                                     For the period
                                                                          from
                                      For the twelve months ended     March 5, 2002
                                        March 31,     March 31,      (inception) to
                                           2004          2003         Mar. 31, 2004

Revenues                                $   34,584    $        0        $   34,584

Cost of Sales                                    0             0                 0
                                        ----------    ----------        ----------

Gross Profit                                34,584             0            34,584
                                        ----------    ----------        ----------

Operating Expenses:

Research and development                   131,273        74,967           206,240
Sales and marketing                        125,063        91,571           216,636
General and administrative                 104,289        57,695           162,773
                                        ----------    ----------        ----------
Total operating expenses                   360,625       224,233           585,649

Non-Operating Income:

Other income                                   446           319               765
Interest income                              3,118         3,995             7,113
                                        ----------    ----------        ----------
Total non-operating income                   3,564         4,314             7,878

Loss Before Income taxes                  (322,477)     (219,919)         (543,187)

Provision for Income Taxes                     800           800             1,600
                                        ----------    ----------        ----------

Net Loss                                ($ 323,277)   ($ 220,719)       ($ 544,787)
                                        ==========    ==========        ==========

Other Comprehensive Income:
Unrealized gain on available-for-sale
equity securities in PowerHouse
Technologies Group, Inc.                    40,000             0            40,000
                                        ----------    ----------        ----------

Total Comprehensive Loss                ($ 283,277)   ($ 220,719)       ($ 504,787)
                                        ==========    ==========        ==========

See accompanying notes to financial statements.

First Person Software, Inc.
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)

                                                                        Preferred                   Common         Accumulated
                                                                          Stock                      Stock            Other
                                                     Preferred Shares    Amounts    Common Shares   Amounts   Comprehensive Income
                                                     ----------------    -------    -------------   -------   --------------------
Balance, March 5, 2002 (inception)
      Issuance of founders shares                                  --    $     --         900,000   $   900    $       --
      Net loss                                                     --          --              --        --            --
                                                     ----------------    -------    -------------   -------   -----------

Balance, March 31, 2002                                            --          --         900,000       900            --
      Issuance of shares to PowerHouse
      Technologies Group, Inc.                                     --          --         912,265   500,000            --
      Issuance of shares for cash                              37,000      37,000              --        --            --

      Issuance of shares for consulting services
      performed                                                17,000      17,000              --        --            --

      Options issued for consulting services
      performed                                                    --          --              --    24,098            --

      Net loss                                                     --          --              --        --            --
                                                     ----------------    --------    -------------   -------   -----------

Balance, March 31, 2003                                        54,000      54,000       1,812,265   524,998            --
      Unrealized gain on available-for-sale equity
      securities in PowerHouse Technologies

      Group, Inc.                                                  --          --              --        --        40,000

      Options issued for consulting services
      performed                                                    --          --              --       677            --

      Net loss                                                     --          --              --        --            --
                                                     ----------------    --------    -------------   -------   -----------

      Balance, March 31, 2004                                  54,000    $ 54,000       1,812,265  $525,675    $   40,000
                                                    =================    =======    =============   =======   ===========


                                                     Deficit Accumulated
                                                     During Development
                                                           Stage             Total

Balance, March 5, 2002 (inception)

      Issuance of founders shares                              $     --         $900
      Net loss                                                     (791)        (791)
                                                     -------------------    ---------


Balance, March 31, 2002                                            (791)         109


      Issuance of shares to PowerHouse
      Technologies Group, Inc.                                       --      500,000
      Issuance of shares for cash                                    --       37,000


      Issuance of shares for consulting services
      performed                                                      --       17,000


      Options issued for consulting services
      performed                                                      --       24,098


      Net loss                                                 (220,719)    (220,719)
                                                     -------------------    ---------


Balance, March 31, 2003                                        (221,510)     357,488


      Unrealized gain on available-for-sale equity securities in PowerHouse Technologies


      Group, Inc.                                                    --       40,000


      Options issued for consulting services
      performed                                                      --          677


      Net loss                                                 (323,277)    (323,277)
                                                     -------------------    ---------


      Balance, March 31, 2004                                 $(544,787)     $74,888
                                                    ====================    ========
See accompanying notes to financial statements.

                                                     First Person Software, Inc.
                                                    (A Development Stage Company)
                                                       Statement of Cash Flows


                                                                            For the           For the         For the Period from
                                                                           Year Ended        Year Ended    March 5, 2002 (Inception)
                                                                         March 31, 2004     March 31, 2003        to March 31, 2004
                                                                         --------------     -------------  -------------------------
Cash Flows from Operating Activities:
   Net loss                                                              $   (323,277)      $  (220,719)        $  (544,787)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
         Preferred stock issued for consulting services performed                  --            17,000              17,000
         Options issued for consulting services performed                         677            24,098              24,775
         Accrued interest on note receivable                                   (7,113)               --              (7,113)
         Amortization of software development costs                             5,078                --               5,078

     Changes in operating assets and liabilities:
         Other current assets                                                   8,500            (8,500)                 --
         Accounts payable                                                      27,946              (330)             28,407
         Accrued expenses                                                       4,600                --               4,600
         Deferred royalty revenue                                             118,416                --             118,416
                                                                             ---------         ---------           -----------
            Net cash used in operating activities
               from continuing operations                                    (165,173)         (188,451)           (353,624)
                                                                             ---------         ---------           -----------

Cash Flows from Investing Activities:
         Software development                                                 (50,778)               --             (50,778)
                                                                             ---------         ---------           -----------

            Net cash used in investing activities                             (50,778)               --             (50,778)

Cash Flows from Financing Activities:
         Proceeds from note receivable                                        183,995            86,005             270,000
         Proceeds from sale of preferred stock                                     --            37,000              37,000
         Proceeds from sale of common stock                                        --           130,000             130,900
         Options payable                                                           --                --                  --
                                                                             ---------         ---------           -----------

            Net cash provided by financing activities                         183,995           253,005             437,900
                                                                             ---------         ---------           -----------

Net Increase (Decrease) in Cash                                               (31,956)           64,554              33,498

Cash, beginning of period                                                      65,454               900                  --

                                                                             ---------         ---------           -----------
Cash, end of period                                                      $     33,498       $    65,454         $    33,498
                                                                             =========         =========           ===========

Supplemental Disclosure of Cash Flow Information:
   Cash paid for income taxes during the year                            $        800       $       800         $     1,600

Supplemental Disclosure of Non-Cash Investing and Financing Activity :
   Issuance of common stock and note receivable in exchange for
      common stock of PowerHouse Technologies Group, Inc.                $         --       $   370,000         $   370,000

See accompanying notes to financial statements.

Note 1 - Organization and Nature of Operations
----------------------------------------------

First Person
First Person Software, Inc. (A Development Stage Company) ("First Person"), a closely-held, development stage company, located in San Francisco, California, develops and markets computing software and infrastructure technologies designed to improve the way mobile information is personalized, secured, carried and accessed. First Person was incorporated under the laws of the State of California on March 5, 2002.

Liquidity
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of First Person as a going concern. First Person is subject to the risks and uncertainties associated with a new business and has incurred significant losses from operations. These losses raise doubt about the Company's ability to continue as a going concern.

First Person has been dependent on funding provided by PowerHouse Technologies Group, Inc. ("PowerHouse") to sustain its operations (See Note 6). Subsequent to March 31, 2004, First Person entered into a merger agreement with PowerHouse in which PowerHouse acquired the remaining 51% in First Person that it did not own (See Note 7).

Note 2 - Summary of Significant Accounting Policies
---------------------------------------------------

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant areas involving the use of estimates and assumptions include the capitalization of software costs and revenue recognition.

Revenue Recognition
Revenue from the license or sale of software products is recognized when the products are shipped to the customer through First Person's licensee, provided there is persuasive evidence that an arrangement exists, the selling price is fixed and determinable, and collection of the resulting receivable is reasonably assured. Revenue from the license of software products to the distributors of First Person's licensee is recognized when the products are sold by the distributor. Sales by the distributor are determined when the products are sold to the end-user and the stated return period has elapsed (for direct sales), or the products have been sold to the end-users (for sales through third parties), based on agreements as negotiated by the licensees.

Property and Equipment
First Person has adopted a policy to capitalize equipment only for single purchases in excess of $2,500. First Person did not have any transactions that qualified for capitalization during the periods ended March 31, 2003 and March 31, 2004.

Patents
Costs associated with obtaining patents for First Person's proprietary software are capitalized only when actually obtained or received. Accordingly, all costs to seek patents were expensed.

Income Taxes
First Person accounts for income taxes using the asset and liability method, as set forth in Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," wherein deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled.

Cash and Equivalents
First Person considers all highly liquid investments with maturities at the time of purchase of three months or less to be cash equivalents. There were no cash equivalents at March 31, 2004 and March 31, 2003.

Software Development Costs
In accordance with SFAS 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," development costs incurred in the research and development of new software products are expensed as incurred until technological feasibility has been established. After the product is determined to be technologically feasible, production costs are capitalized and subsequently reported at the lower of unamortized cost or net realizable value.

First Person began development of its PocketLogin software product in the year ended March 31, 2003, and it was determined in April 2003 that the product had achieved technological feasibility. During the period April 2003 through September 2003, First Person capitalized $50,778 in development costs.

The product became available for general release in October 2003. Beginning in October 2003, capitalized costs were amortized on a straight-line basis over the remaining estimated economic life, which was determined by First Person to be 5 years. For the period ending March 31, 2004, First Person recognized amortization expense of $5,078.

Software development consists of the following at March 31, 2004:

                  Software development                        $50,778
                  Less accumulated amortization                (5,078)
                                                              --------

                  Net software development                    $45,700
                                                              =======

In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives. SFAS 142 requires that these assets be reviewed for impairment at least annually. Intangible assets with finite lives will continue to be amortized over their estimated useful lives.

Management reviews First Person's long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management believes that no impairment of the carrying value of First Person's long-lived assets existed at March 31, 2004.

Research and Development
Research and development costs are charged to expense as incurred. As of March 31, 2004 and 2003, research and development costs incurred for software costs were $131,273 and $74,967, respectively.

Fair Value of Financial Instruments
The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. For certain of the Company's financial instruments, including cash, notes receivable, investment in equity securities, accounts payable and accrued expenses, the carrying amounts approximate fair value due to their maturities.

Stock-Based Compensation
SFAS No. 123 encourages, but does not require, companies to record compensation cost for stock-based employee compensation at fair value. First Person has elected to continue to account for stock based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations.

In accordance with SFAS No. 123, First Person discloses the impact of the fair value accounting of employee stock options. There were no stock-based, employee compensation awards granted as of March 31, 2004 and 2003.

Transactions in equity instruments with non-employees for goods or services have been accounted for using the fair value method as prescribed by SFAS No. 123. During March 31, 2004 and 2003, the Company issued 25,000 and 1,500 options, respectively, to consultants for services rendered and recognized expenses of $24,098 and $677, respectively.

Note 3 - Equity Securities in PowerHouse Technologies Group, Inc.
-----------------------------------------------------------------

In November 2002, First Person was issued common stock of PowerHouse in connection with an exchange for a 49% interest in First Person (See Note 6). At the time of the transaction, the fair value of the common stock was not readily determinable. As of March 31, 2003, the investment in the common stock of PowerHouse was accounted for at a cost of $100,000.

During March 31, 2004, events occurred with respect to PowerHouse that allowed for the fair value of the shares of common stock to be readily determined. As of March 31, 2004, the investment in common stock of PowerHouse was accounted for and recorded as available-for-sale securities under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

First Person's management determines the appropriate classification of securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Marketable equity securities are classified as available-for-sale. These securities are carried at fair value, with the unrealized gains and losses, net of tax, included as a component of accumulated other comprehensive income. Realized gains and losses, and declines in value judged to be other-than-temporary on available-for-sale securities, if any, are included in the determination of net income (loss) as gains (losses) on sale of securities.

Note 4 -  Income Taxes
----------------------

As of March 31, 2004, First Person had net operating loss ("NOL") carryforwards of approximately $545,000 which begin to expire in 2012. The tax provision for the years ended March 31, 2004 and 2003 in the accompanying statements of operations represent California franchise tax.

A significant change in ownership of First Person may limit First Person's ability to use these NOL carryforwards. SFAS No. 109 requires that the tax benefit of such net operating loss be recorded as an asset. As First Person cannot yet determine if it is probable that the assets will be realized, a full valuation allowance has been recorded against First Person's deferred tax assets of $213,000. Any future benefits recognized from the reduction of the valuation allowance will result in a reduction of income tax expense.

Note 5 - Stockholders' Equity
-----------------------------

Preferred Stock
As of March 31, 2004, First Person had 100,000 preferred shares authorized and 54,000 preferred shares outstanding. Preferred shares are convertible to common shares on a one-to-one basis at the election of the shareholder. The preferred shares pay 6% non-cumulative dividends annually, if declared. In the event of any liquidation or winding up of the Company, the holders of the preferred stock are entitled to receive payment of $1.00 for each share owned (plus declared but unpaid dividends) in preference to the holders of common stock.

Common Stock
As of March 31, 2004, First Person had 10,000,000 common shares authorized and 1,812,265 common shares outstanding. The holders of common shares are entitled to one vote per share.

During March 31, 2003 First Person issued 912,265 common stock shares to PowerHouse (See Note 6).

Note 6 - Related Party Transactions
-----------------------------------

During fiscal year 2003, PowerHouse purchased a 49% interest of the then outstanding shares of First Person. The total purchase price of the investment in First Person was $500,000, which included a promissory note in the amount of $270,000, a cash payment of $130,000 and 40,000 of PowerHouse's common shares in exchange for 912,265 shares of First Person's common shares, representing 49% of First Person. The shares were valued at $2.50.

On May 28, 2003, First Person entered into a Business Alliance and Software Licensing Agreement (the "Licensing Agreement") with Powerhouse. The agreement grants to PowerHouse an exclusive license for the distribution of the PocketLogin software developed by First Person. The exclusive license is valid for 6 months beginning 30 days after the acceptance of the software by PowerHouse. The agreement calls for the good faith negotiation of future leases for the reference product, and for the development of future products. The agreement was extended by mutual agreement until the closing of the merger agreement with PowerHouse (See Note 7). PowerHouse is also obligated to pay First Person a royalty equal to 10% of gross revenue for each product sold that consists of a hardware and software system, and in any event no less than $5.00 per unit sold. PowerHouse is also obligated to pay 50% of gross revenue for software only sales.

First Person has transactions and balances with PowerHouse as of and for the year ended March 31, 2004 and March 31, 2003. The account balances and transactions are as follows:

                                                2004              2003
                                                ----              ----
         Revenue                            $ 34,584                $0
         Interest income                     $ 3,118            $3,995
         Interest receivable                 $ 7,113                $0
         Note receivable                         $ 0          $183,994
         Deferred royalty revenue          $ 118,416                $0

Note 7 - Subsequent Events
--------------------------

Merger Agreement

On May 28, 2004, First Person and its stockholders entered into a merger agreement (the "FPS Merger Agreement" and the transaction contemplated thereby, the "FPS Merger") (either directly as signatories to the FPS Merger Agreement or as parties in interest to the FPS Merger Agreement, represented by a duly authorized representative) with PowerHouse, whereby PowerHouse agreed to acquire approximately 51% of First Person's outstanding common stock, no par value per share ("Common Stock"), in consideration of cash and shares of PowerHouse's common stock, par value $.0001 per share ("PowerHouse Common Stock"), at an aggregate consideration of $2,500,000. PowerHouse issued 217,938 shares of PowerHouse Common Stock to the holders of the shares of First Person's Common Stock. The consideration included a certain amount of cash that was held in escrow by an authorized agent and was released, subsequent to June 30, 2004, upon the satisfactory review by PowerHouse of the First Person's financial statements, and further included 108,991 shares of PowerHouse Common Stock that are currently being held in escrow by the same agent and that will only be released upon the satisfactory achievement by First Person personnel of certain performance milestones within the applicable periods specified in the FPS Merger Agreement. As of September 17, 2004 it was determined by PowerHouse that First Person personnel had successfully achieved the first milestone.

Pursuant to the FPS Merger Agreement, the number of shares of PowerHouse Common Stock issued in connection with the FPS Merger was based on the average closing price of the PowerHouse Common Stock for a total of twenty days immediately prior and subsequent to the announcement of the acquisition. Immediately prior to the FPS Merger, PowerHouse owned approximately 49% of the outstanding shares of the First Person's Common Stock, which were originally sold to PowerHouse in November 2002. The FPS Merger became effective on June 18, 2004. All the employees of First Person were offered, and accepted, employment with PowerHouse.

Exercise of Stock Options
Subsequent to March 31, 2004 two options holders exercised common stock options. First Person received $3,625 and issued 26,500 shares of common stock for these exercises.

Stock Issued for Services
Subsequent to March 31, 2004 First Person entered into a consulting agreement for advisory services related to the FPS Merger with PowerHouse. First Person issued 71,983 common shares in consideration for these services.